                                                                   EXHIBIT 32(b)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Navarre Corporation (the "Company") for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on October 31, 2004 (the "Quarterly Report"), I, James Gilbertson, Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the end of and for the period covered by the Quarterly Report.

      .

November 12, 2004                      By /s/ James Gilbertson
                                       -----------------------------------------
                                       James Gilbertson
                                       Vice President and
                                       Chief Financial Officer